Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:                                     Barbara Brungess

Vice President, Corporate & Investor Relations

610-727-7199

bbrungess@amerisourcebergen.com

AmerisourceBergen Promotes Robert P. Mauch to Executive Vice

President and President of AmerisourceBergen Drug Corporation

David W. Neu to Assume Newly Created Role as Executive Vice President of Retail Strategy

and President of Good Neighbor Pharmacy®

VALLEY FORGE, PA., Feb. 4, 2015 – AmerisourceBergen Corporation (NYSE:ABC) today announced that Robert P. Mauch, 48, PharmD, PhD, has been promoted to Executive Vice President and President of AmerisourceBergen Drug Corporation, effective immediately. Previously, Mauch served as AmerisourceBergen Drug Corporation’s Senior Vice President and Chief Operating Officer.  David W. Neu will transition from his previous role as President of AmerisourceBergen Drug Corporation to assume the newly created position of Executive Vice President of Retail Strategy and President of Good Neighbor Pharmacy.

“Bob has demonstrated tremendous leadership and his powerful strategic thinking has played a significant role in enabling AmerisourceBergen to deliver on our promise to be a global healthcare solutions leader,” said Steven H. Collis, AmerisourceBergen’s President and Chief Executive Officer.  “In his new role, Bob’s innovative, customer-centric vision will further our efforts to support pharmaceutical manufacturers and healthcare providers as they work to drive the best outcomes for patients.”

“I am very pleased that Dave will focus his considerable energy and expertise on further strengthening AmerisourceBergen’s programs and services for retail pharmacy,” continued Collis.  “The evolving healthcare landscape has created unprecedented opportunities to elevate the role of community pharmacy.  With Dave’s long standing commitment to Good Neighbor Pharmacy and the independent pharmacists we serve, combined with his demonstrated leadership in fostering innovative partnerships throughout the pharmaceutical supply chain, we are very well positioned to continue to drive tremendous value for all of our stakeholders.”

Prior to his role as Chief Operating Officer of AmerisourceBergen Drug Corporation, Mauch served AmerisourceBergen in numerous positions. He was the founder and President of Xcenda, which was acquired by AmerisourceBergen in 2007, and has held various leadership positions at AmerisourceBergen, including SVP, ABDC Alternate Care Sales; SVP, ABDC Sales and SVP, ABDC Operations.

Neu has more than 30 years of industry experience holding senior positions at General Foods Corporation, The L.A. Drug Company, Bergen Brunswig and eventually AmerisourceBergen Drug Corporation.

About AmerisourceBergen

AmerisourceBergen is one of the largest global pharmaceutical sourcing and distribution services companies, helping both healthcare providers and pharmaceutical and biotech manufacturers improve patient access to products and enhance patient care. With services ranging from drug distribution and niche premium logistics to reimbursement and pharmaceutical consulting services, AmerisourceBergen delivers innovative programs and solutions across the pharmaceutical supply channel. With nearly $120 billion in annual revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 14,000 people. AmerisourceBergen is ranked #28 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: changes in pharmaceutical market growth rates; price inflation in branded and generic pharmaceuticals and price deflation in generics; declining economic conditions, increased costs of maintaining, or reductions in AmerisourceBergen’s ability to maintain, adequate liquidity and financing sources, and interest rate and foreign currency exchange rate fluctuations; the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; volatility and disruption of the capital and credit markets; economic, business, competitive and/or regulatory developments in countries where AmerisourceBergen does business and/or operates outside of the United States; supplier bankruptcies, insolvencies or other credit failures; customer bankruptcies, insolvencies or other credit failures; the loss of one or more key customer or supplier relationships resulting in changes to the customer or supplier mix; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. (including its subsidiaries Walgreen Co. and Alliance Boots GmbH) and AmerisourceBergen, including the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreens Boots Alliance, Inc., an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), AmerisourceBergen’s inability to implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of its common stock under its special share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; increasing governmental regulations regarding the pharmaceutical supply channel; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances, federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to our distribution of controlled substances; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare, and the effect of such changes on AmerisourceBergen’s customers; frequent changes to laws and regulations in respect of healthcare fraud and abuse and the increased scrutiny of the federal government related thereto; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; the acquisition of businesses that do not perform as AmerisourceBergen expects or that are difficult for it to integrate or control or AmerisourceBergen’s inability to successfully complete any other transaction that it may wish to pursue from time to time; risks associated with AmerisourceBergen’s proposed acquisition of MWI, including uncertainties as to the timing of the tender offer and the subsequent merger, the possibility that various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, the effects of disruption from the transactions on the respective businesses of AmerisourceBergen and MWI and the fact that the announcement or pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; risks generally associated with the sophisticated information systems on which AmerisourceBergen relies, including significant breakdown or interruption of such systems; risks generally associated with data privacy regulation and the international transfer of personal data; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) and Item 1 (Business) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and elsewhere in that report and (ii) in other reports.

###